UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2023 (January 4, 2023)

RMG ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40013	98-1574120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 Ocean, Suite 403 5775 Collins Avenue Miami Beach, Florida	33140
(Address of principal executive offices)	(Zip Code)

(786) 359-4103

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	RMGCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	RMGC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	RMGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On January 4, 2023, RMG Acquisition Corp. III, a Cayman Islands exempted company (“RMG III” or the “Company”), issued a press release announcing that it has entered into a non-binding letter of intent (“LOI”) for a business combination with H2B2 Electrolysis Technologies (“H2B2” or the “Target”), a vertically integrated provider of hydrogen energy systems, services, and equipment.

Under the terms of the LOI, RMG III and H2B2 would be become a combined entity, with H2B2’s existing equity holders continuing to hold substantially all of their equity in the combined public company. RMG III expects to announce additional details regarding the proposed business combination when a definitive merger agreement is executed, which is expected in the first quarter of 2023.

Completion of a business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the board and stockholders of both RMG III and the H2B2. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Additional Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, RMG III intends to file with the U.S. Securities and Exchange Commission’s (the “SEC”) a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to RMG III’s shareholders as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: RMG Acquisition Corp. III, 57 Ocean, Suite 403, 5775 Collins Ave, Miami Beach, Florida 33140.

This communication may be deemed to be offering or solicitation material in respect of the proposed transaction, which will be submitted to the stockholders of RMG III for their consideration. RMG III urges investors, stockholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed transaction, because these documents will contain important information about RMG III, the Target and the proposed transaction.

Participants in the Solicitation

RMG III and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described herein under the rules of the SEC. Information about the directors and executive officers of RMG III and a description of their interests in RMG III and the proposed transaction are set forth in RMG III’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022 and the Proxy Statement/Prospectus, when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside RMG III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of RMG III to enter into a definitive agreement with respect to an initial business combination with the Target within the time provided in RMG III’s amended and restated certificate of incorporation; performance of the Target’s business; the risk that the approval of the stockholders of RMG III for the proposed transaction is not obtained; failure to realize the anticipated benefits of the proposed transaction, including as a result of a delay in consummating the proposed transaction; the amount of redemption requests made by RMG III’s stockholders and the amount of funds remaining in RMG III’s trust account after satisfaction of such requests; RMG III’s and the Target’s ability to satisfy the conditions to closing the proposed transaction; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of RMG III filed, or to be filed, with the SEC. RMG III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 4, 2023.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2023

RMG ACQUISITION CORP. III

By:	/s/ Robert S. Mancini
Name:	Robert S. Mancini
Title:	Chief Executive Officer